                                                                  EXHIBIT 4.3(b)

                                                                  EXECUTION COPY

                            SMITHFIELD FOODS, INC.

                                 $300,000,000

                           8% Senior Notes due 2009

                              PURCHASE AGREEMENT


                                                    October 17, 2001
J.P. Morgan Securities, Inc.
Goldman, Sachs & Co.
c/o J.P. Morgan Securities, Inc.
270 Park Avenue
4th floor
New York, New York 10017

Ladies and Gentlemen:

        Smithfield Foods, Inc., a Virginia corporation (the "Company"), proposes to issue and sell $300,000,000 aggregate principal amount of its 8% Senior Notes due 2009 (the "Securities"). The Securities will be issued pursuant to an Indenture dated as of October 23, 2001 (the "Indenture") between the Company and SunTrust Bank, Atlanta, as trustee (the "Trustee"). The Company hereby confirms its agreement with J.P. Morgan Securities, Inc. ("JPMSI") and Goldman, Sachs & Co. ("GS", and together with JPMSI, the "Initial Purchasers") concerning the purchase of the Securities from the Company by the Initial Purchasers.

        The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated September 7, 2001 (including the documents incorporated by reference therein, the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (including the documents incorporated by reference therein, the "Offering Memorandum") setting forth information concerning the Company and the
Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering
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                                                                               2


Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.

        Holders of the Securities (including each Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior notes of the Company (the "Exchange Securities") and, under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

        Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

        1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, the several Initial Purchasers on and as of the date hereof and the Closing Date (as defined in Section 3) as set forth below in this Section 1. Any reference to persons acting on behalf of the Company, or on behalf of any of the Company's affiliates, does not include the Initial Purchasers, with respect to whom the Company makes no representation.

        (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of their respective dates, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to any Initial Purchaser furnished to the Company by or on behalf of the Initial Purchasers specifically for use therein, (the "Initial Purchasers' Information"), as specified in Section 15 hereof.

        (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of their respective dates, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

        (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the
     Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").
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                                                                               3

        (d) The documents incorporated by reference in the Offering Memorandum (the "Incorporated Documents"), when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Offering Memorandum or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representation and warranty set forth in this paragraph (d) is given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Offering Memorandum if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Offering Memorandum.

        (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of its subsidiaries listed on Schedule II hereto (the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except to the extent the failure to so qualify as a foreign corporation could not reasonably be expected to have a Material Adverse Effect (as defined below). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries.

        (f) The Company has an authorized capitalization as set forth in the Offering Memorandum under the heading "Capitalization," and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and other than as set forth or contemplated in the Offering Memorandum are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.
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        (g) The Company has full corporate power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement and the Securities (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all corporate, limited liability company or limited partnership action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

        (h) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and considerations of public policy as they relate to the enforcement of the indemnification provisions hereof.

        (i) The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and considerations of public policy as they relate to the enforcement of the indemnification provisions hereof.

        (j) The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

        (k) The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture (assuming the Indenture is the valid and legally binding obligation of the Trustee and due authentication of the Securities by the Trustee) and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, entitled to the benefits of the Indenture and enforceable against the Company, as issuer, in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).
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        (l) The Exchange Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement (assuming the Indenture is the valid and legally binding obligation of the Trustee and due authentication of the Exchange Securities by the Trustee), will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, entitled to the benefits of the Indenture and enforceable against the Company, as issuer, in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

        (m) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

        (n) The execution, delivery and performance by the Company of its obligations under each of the Transaction Documents to which it is a party and the issue and sale of the Securities and the Exchange Securities by the Company and the compliance by the Company with all of the provisions of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for any such conflicts, breaches, violations or defaults that would not have a Material Adverse Effect (as defined below), nor will such action result in any violations of the provisions of the charter or by-laws (or other comparable organizational documents) of the Company or any of its Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except any such violation that would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by the Company of its obligations under each of the Transaction Documents to which it is a party and the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement and the other Transaction Documents, except for such consents, approvals, authorizations, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date and as may be required to be obtained or made under the Securities Act and applicable state securities laws, as provided in the Registration Rights Agreement or (ii) the failure of which to be obtained or made would not have a Material Adverse Effect.

        (o) Arthur Andersen LLP ("Arthur Andersen") are independent certified public accountants with respect to the Company and its Subsidiaries (i) as required by the Securities Act and the rules and regulations of the Commission thereunder and (ii) within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder.
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     The historical financial statements (including the related notes) contained in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Offering Memorandum under the headings "Summary--Summary Consolidated Condensed Financial Information," "Capitalization," "Selected Historical Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the financial information contained in the Company's Proxy Statement for Annual Meeting of Shareholders dated July 30, 2001, incorporated by reference in the Offering Memorandum, under the heading "Executive Compensation" are derived from the accounting records of the Company and its Subsidiaries and fairly present the information purported to be shown thereby. The other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, fairly presented.

        (p) Other than as set forth or contemplated in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, individually or in the aggregate would have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole ("Material Adverse Effect"); and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

        (q) No injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its Subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Company has complied with any and all known requests, or any and all requests that should have been reasonably known, by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

        (r) Except with respect to the matters referred to in Section 5(q), neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws (or other
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                                                                               7

     comparable organizational documents), (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or
     (iii) in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, which default under clause (ii) or violation under clause (iii) could reasonably be expected to have a Material Adverse Effect.

        (s) The Company and each of its Subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not have, singularly or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

        (t) The Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

        (u) No material labor disturbance by or dispute with the employees of the Company or any of its Subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

        (v) Other than as set forth in the Offering Memorandum, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any of its Subsidiaries (or, to the best knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company or any of its Subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its Subsidiaries, or upon any other property (i) in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or (ii) which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment,
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                                                                               8

     decree or permit, give rise to any liability, except in the case of both clauses (i) and (ii), for any violation or liability which could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its Subsidiaries has any knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

        (w) None of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

        (x) Other than this Agreement, neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

        (y) None of the Company, any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Rule 902(c) of Regulation S under the Securities Act ("Regulation S")) with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

        (z) Neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

        (aa) None of the Company or any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

        (bb) When the Securities are delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Securities Act ("Rule 144A")) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.
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        (cc) The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities (other than actions taken by the Initial Purchasers, as to which the Company makes no representation).

        (dd) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

        (ee) Since the date as of which information is given in the Offering Memorandum (excluding any amendment or supplement thereto or any document incorporated by reference therein), except as otherwise stated or contemplated therein, there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, none of the Company or any of its Subsidiaries has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business and there has not been any material change in the capital stock or long-term debt of the Company and its Subsidiaries on a consolidated basis, or any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

        (ff) No holder of securities of the Company or any of its Subsidiaries will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement, other than as expressly permitted thereby.

        2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule I hereto at a purchase price equal to 98.75% of the principal amount thereof. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

        (b) Each Initial Purchaser has advised the Company that it proposes to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser represents and warrants to, and agrees with, the Company that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Securities only
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                                                                              10

from, and has offered or sold and will offer, sell or deliver the Securities, at any time prior to the completion of its distribution of the Securities, only (A) within the United States to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and
(B) outside the United States to persons other than U.S. persons in reliance on Regulation S.

     (c) In connection with the offer and sale of Securities in reliance on Regulation S, each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

        (i) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act;

        (ii) such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act;

        (iii) none of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S) with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S;

        (iv) at or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."; and
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                                                                              11

        (v) it has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in this Section 2(c) have the meanings given to them by Regulation S.

     (d) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     (e) Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchasers from the Company pursuant hereto, each Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to such Initial Purchasers prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(c) and (d), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of each Initial Purchaser and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

     (f) The Company acknowledges and agrees that the Initial Purchasers may sell Securities to any of its affiliates and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.

     3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 9:00 A.M., New York City time, on October 23, 2001 or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

     (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificate(s) evidencing the Securities. Time shall be of the essence, and delivery by the Company at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Initial Purchaser hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as JPMSI on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Securities available for inspection by JPMSI on behalf of the Initial Purchasers in New York City at least 24 hours prior to the Closing Date.

     4. Further Agreements of the Company. The Company agrees with the Initial
Purchasers:

        (a) at any time prior to the completion of the distribution by the Initial Purchasers of the Securities, to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes (whether through incorporation by reference or otherwise) in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

        (b) at any time prior to the completion of the distribution by the Initial Purchasers of the Securities, to furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

        (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review;

        (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement (whether through incorporation by reference or otherwise) the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement (whether through incorporation by reference or otherwise) the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

        (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

        (f) unless such reports are available through the Commission's EDGAR system, for so long as the Securities are outstanding, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

        (g) to promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale by the Initial Purchasers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that neither the Company nor any of its Subsidiaries shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject;

        (h) to assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL

     Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

        (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

        (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

        (k) for a period of 45 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities with a maturity greater than one year issued or guaranteed by the Company or any of its Subsidiaries (other than the Securities, the Exchange Securities or under the Revolving Credit Facilities (as defined in the Offering Memorandum) without the prior written consent of JPMSI;

        (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

        (m) not to, for so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and not to be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

        (n) in connection with the offering of the Securities, until JPMSI on behalf of the Initial Purchasers shall have notified the Company of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent active trading in or of raising the price of the Securities;

        (o) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;

        (p) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

        (q) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

        (r) to not take any action prior to the Closing Date which would in the Company's reasonable judgment require the Offering Memorandum to be amended or supplemented pursuant to Section 4(d);

        (s) prior to the Closing Date, not to issue any press release or other public communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, which consent may not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchaser, such press release or communication is required by law; and

        (t) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds."

        5. Conditions of Initial Purchasers' Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company and its officers made in any certificates delivered pursuant hereto, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

        (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the

     Securities in any jurisdiction shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or threatened.

        (b) All requisite corporate, limited liability company and limited partnership proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers and the Company shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

        (c) McGuireWoods LLP shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex B hereto.

        (d) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

        (e) The Company shall have furnished to the Initial Purchasers a letter (the "Initial Letter") of Arthur Andersen, addressed to the Initial Purchasers and dated the date hereof, in form and substance reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers.

        (f) The Company shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of Arthur Andersen, addressed to the Initial Purchasers and dated the Closing Date (A) confirming that they are independent public accountants with respect to the Company and its Subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (B) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (C) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

        (g) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Vice President, Secretary and Treasurer, and its Vice President and Controller stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum (whether through incorporation by reference or otherwise) so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct in all material respects, the Company has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of the Company or any of its Subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole, except as set forth in the Offering Memorandum.

        (h) The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company.

        (i) The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

        (j) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

        (k) If any event shall have occurred that requires the Company under
     Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

        (l) There shall not have occurred any invalidation of Rule 144A or Regulation S under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities contemplated hereby.

        (m) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto or document incorporated by reference therein), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto or document incorporated by reference therein).

        (n) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

        (o) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's other debt securities or preferred stock.

        (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or any calamity or crisis, either within or outside the United States, or (iv) a material adverse change in general economic, political or financial conditions or the financial markets in the United States (or the effect of international conditions on the financial markets in the United States shall be such), the effect of which, in the case of clauses (iii) and (iv), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto or document incorporated by reference therein).

        (q) With respect to any default, or any event which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition restricting the extent to which the Company's Subsidiaries may enter into loan agreements which prohibit the payment of dividends or the making of loans or transferring of property to the Company or to other Subsidiaries contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument evidencing indebtedness to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their property or assets is subject, the Company shall have delivered to the Initial Purchasers evidence satisfactory to the Initial Purchasers that (i) the Company has received a written waiver (which may by its terms be effective only until a date not earlier than December 7, 2001) of all such defaults and the aggregate principal amount outstanding under the Subsidiary loan agreements causing such defaults (the "Subsidiary Loan Agreements") does not exceed $75.0 million, (ii) the Company has repaid the entirety of the obligations, and terminated any related commitments, under the Subsidiary Loan Agreements,
     (iii) the Subsidiary Loan Agreements have been modified to remove the provisions causing such defaults, (iv) any combination of the foregoing, the result of which is that all such defaults have been cured or waived, or
     (v) such defaults are otherwise cured.

        All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Simpson Thacher & Bartlett.

        6. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their sole absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(l), (m), (n), (o), (p) or (q) shall have occurred and be continuing.

        7. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full Business Days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 7, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

        (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph
     (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser's pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

        (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph
     (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 8 and Section 12 hereof and except that the provisions of Section 9 and Section 10 hereof shall not terminate and shall remain in effect.

        (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default.

        8. Reimbursement of Initial Purchasers' Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6 and Section 7, (b) the Company shall fail to tender the Securities for delivery to the Initial Purchasers for any reason other than by reason of a default by the Initial Purchasers or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities.

        9. Indemnification. (a) The Company shall indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Company pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 4(b).

        (b) Each Initial Purchaser shall indemnify and hold harmless the Company and its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers' Information, and shall reimburse the Company promptly upon demand for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
     Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to no more than one local counsel in any jurisdiction) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceedings.

     The obligations of the Company and the Initial Purchasers in this
Section 9 and in Section 10 are in addition to any other liability that the Company or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

     10. Contribution. If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omissions. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this
Section 10 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Company and the Initial Purchasers and in
Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     12. Expenses. The Company agrees with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto;
(c) the costs of reproducing and distributing each of the Transaction Documents;
(d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's counsel and independent accountants; (f) the reasonable fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this
Section 11; provided, however, that except as provided in this Section 12 and
Section 8, the Initial Purchasers shall pay their own costs and expenses, including the fees, disbursements and expenses of its counsel, its road-show costs and any transfer taxes on the Securities that it may sell.

     13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

     14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

        (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to J. P. Morgan Securities, Inc., 270 Park Avenue, New York, New York 10017, Attention: Mr. Gerry Murray (telecopier no.:
     (212) 270-0994); or

        (b) if to the Company, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Mr. Larry Pope, Vice President and Chief Financial Officer (telecopier no.: (757) 365-3025), with a copy to Jane Whitt Sellers., Esq., McGuireWoods LLP (telecopier no.: (804) 698-2170);

provided that any notice to an Initial Purchaser pursuant to Section 9(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by JPMSI.

        15. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. and commercial banks in New York, New York and Richmond, Virginia are open for trading or business, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

        16. Initial Purchasers' Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: the statements concerning the Initial Purchasers contained in the third and twelfth paragraphs, and the fourth and fifth sentences of the eleventh paragraph under the heading "Plan of Distribution," the sixth and seventh sentences of the eighteenth paragraph under the heading "Summary--The Offering," the second and third sentences of the second paragraph under the heading "Risk Factors--Lack of Public Market; Restrictions on Transferability," and, with respect to each Initial Purchaser, such Initial Purchaser's name at it appears on the cover.

        17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        18. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed agreement, counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        19. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto (it being understood that the successful delivery of and payment for the Securities shall constitute an effective waiver of any outstanding pre-closing condition contained in Section 5 hereof, known to the Initial Purchasers on the Closing Date).

     20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the several Initial Purchasers in accordance with its terms.

                              Very truly yours,


                              SMITHFIELD FOODS, INC.



                              By /s/ C. Larry Pope
                                 ----------------------------
                                 Name:  C. LARRY POPE

                                 Title: Vice President and Chief Financial
                                        Officer

Accepted:

J.P. MORGAN SECURITIES INC.


By /s/ Gerry Murray
   ------------------------------------------
   Authorized Signatory

Address for notices pursuant to Section 9(c):
1 Chase Plaza, 25th floor
New York, New York 10081
Attention:  Legal Department



GOLDMAN, SACHS & CO.


By /s/ Goldman, Sachs & Co.
   ------------------------------------------
   (Goldman, Sachs & Co.)

Address for notices pursuant to Section 9(c):
85 Broad Street, 9th Floor
New York, New York 10004
Attention: Don Hansen, Registration Department

                                                                      SCHEDULE I

                                                                   Principal
                                                                    Amount
Initial Purchasers                                               of Securities
------------------                                               -------------
JPMorgan                                                          $252,000,000
Goldman, Sachs & Co.                                                48,000,000
                                                                  ------------
  Total                                                           $300,000,000

                                                                     SCHEDULE II


                          SUBSIDIARIES OF THE COMPANY

Animex S.A.
Animpol S.A.
B&G Farms LLC
Brown's Farms LLC
Brown's of Carolina LLC
Carroll's Capital, Inc.
Carroll's Foods LLC
Carroll's Foods of Brazil, LLC
Carroll's Foods of Mexico, Inc.
Carroll's Foods of Virginia LLC
Carroll's Processing, Inc.
Carroll's Realty Inc.
Carroll's Turkeys, Inc.
Central Plains Farms LLC
Charcuterie Roy Inc.
Charcuteries Imperator S.A.
Circle Four LLC d/b/a Circle Four Farms
Coddle Roasted Meats, Inc.
Consolidated Food Brands Inc.
Dakota Acquisition Company
Ed Kelly, Inc.
Esskay Investments, Inc.
Gwaltney of Smithfield, Ltd.
Gwaltney Transportation Co., Inc.
Hancock's Old Fashioned Country Ham, Inc.
Iowa Quality Meats, Ltd.
Jasan Sp. z o.o.
Jean d'Erguet S.A.
J. M. Schneider Inc.
John Morrell & Co.
John Morrell of Japan, Inc.
JonMor Investments, Inc.
LMG Investments, Inc.
LMJ Distribution Center, Inc.
Lykes Meat Group, Inc.
MOPAC Foreign Sales Corporation
MOPAC of Virginia, Inc.
Moyer Packing Company
Murphy-Brown LLC
Murphy Farms LLC
Murphy Funding, Inc.

North Side Foods Corp.
North Side Investments, Inc.
NPD Investments, Inc.
Patrick Cudahy Incorporated
PatCud Investments, Inc.
PC Express, Inc.
Pinnacle Foods, Inc.
Premium Pork, Inc.
Prochowickie Zaklady Drobiarskie Sp. z o.o.
Quarter M Farms LLC
Quik-to-Fix Foods, Inc.
Schneider Corporation
Skippack Creek Corporation
Schneider Foods Inc.
SF Investments, Inc.
SFDS Global Holdings B.V.
SFFC, Inc.
Smithfield Canada, Ltd.
Smithfield Foods de Mexico de R.L. de C.V.
Smithfield Inn Corporation
Smithfield Insurance Co. Ltd.
Smithfield International, Inc.
Smithfield International Investments, Inc.
Smithfield Packing Real Estate, LLC
Smithfield Packing Transportation Co., Inc.
Smithfield Purchase Corporation
Smithfield Transportation Co., Inc.
Societe Bretonne de Salaisons
Societe Financiere de Gestion et de Participation S.A.
Sunnyland, Inc.
Suwalskie Zaklady Drobiarskie Sp. z o.o.
The Smithfield Companies, Inc.
The Smithfield Packing Company, Incorporated
Zaklady Miesne "Agryf" Sp. z o.o.
Zaklady Miesne "Mazury" w Elku Sp. z o.o.
Zaklady Miesne "Przylep" S.A. w Przylepoe

                                                                        ANNEX A



                             SMITHFIELD FOODS, INC.

                                  $300,000,000

                            8% Senior Notes due 2009

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
                   ------------------------------------------

                                                                October 23, 2001
J.P. Morgan Securities, Inc.
Goldman, Sachs & Co.
c/o J.P. Morgan Securities, Inc.
270 Park Avenue, 4th floor
New York, New York  10017

Ladies and Gentlemen:

          Smithfield Foods, Inc., a Virginia corporation (the "Company"), proposes to issue and sell to J.P. Morgan Securities Inc. (("JPMSI") and Goldman, Sachs & Co. ("GS", and together with JPMSI, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated October 17, 2001 (the "Purchase Agreement"), $300,000,000 aggregate principal amount of its 8% Senior Notes due 2009 (the "Securities"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

          As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company agrees with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Securities, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:

          1. Registered Exchange Offer. The Company shall (i) prepare and, not later than 90 days following the date of original issuance of the Securities (the "Issue Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the "Registered Exchange Offer") to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Company (the "Exchange Securities") that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, (ii) use its reasonable best efforts to cause the

Exchange Offer Registration Statement to become effective under the Securities Act no later than 150 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 180 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Company and the Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture, except for the transfer restrictions relating to the Securities (as described above).

          Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, (i) each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if any Initial Purchaser elects to sell Private Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment, it is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act and the Exchange Act ("Regulation S-K").

          If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "Private Exchange"), a like aggregate principal amount of debt securities of the Company (the "Private Exchange Securities") that are identical in all material respects to the Exchange

Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Company shall use its reasonable best efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

          In connection with the Registered Exchange Offer, the Company shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

          (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Company shall:

          (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

          (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

          (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

          The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

          The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,
(iv) if the Holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such person is an Exchanging Dealer, such person shall comply with the prospectus delivery requirements of the Securities Act.

          Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) for any other reason the Registered Exchange Offer is not consummated within 180 days after the Issue Date, or (iii) any Initial Purchaser so requests with respect to Securities or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, or (vi) any Securities validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 10 days of being accepted in the Registered Exchange Offer, then the following provisions shall apply:

          (a) The Company shall use its reasonable best efforts to file as promptly as practicable (but in no event more than 75 days after so required or requested pursuant to this Section 2) with the Commission (the "Shelf Filing Date"), and thereafter shall use its reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement"); provided, however, that no Holder of Transfer Restricted Securities (other than the Initial Purchasers) shall be entitled to have Transfer Restricted Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

          (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities (as defined below) for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law; provided however, that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons (not including avoidance of their obligations hereunder), including, without limitation, the acquisition or divestiture of assets, so long as the Company within 30 days thereafter complies with the requirements of
Section 4(j) hereof. Any such period during which the Company fails to keep the Shelf Registration Statement effective and usable for offers and sales of Transfer Restricted Securities is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Transfer Restricted Securities and shall end on the date when each Holder of Transfer Restricted Securities covered by such registration statement either receives the copies of the supplemented or amended prospectus contemplated by Section 4(j) hereof or is advised in writing by the Company that use of the prospectus may be resumed. If one or more Suspension Periods occur, the two-year time period referenced above shall be extended by the aggregate of the number of days included in each such Suspension Period.

          (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not contain an untrue statement a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d)  In the absence of the events described in clauses (i) through
(vi) of the first paragraph of this Section 2, the Company shall not be permitted to discharge its obligations hereunder by means of the filing of a Shelf Registration Statement.

          3. Additional Interest. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Company fails to fulfill its obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to 90 days after the Issue Date or the Shelf Registration Statement is not filed with the Commission on or before the Shelf Filing Date, (ii) the Exchange Offer Registration Statement is not declared effective within 150 days after the Issue Date or the Shelf Registration Statement is not declared effective within 150 days of the Shelf Filing Date,
(iii) the Registered Exchange Offer is not consummated on or prior to 180 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 150 days after the Shelf Filing Date but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 75 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will be obligated to pay additional interest to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $0.192 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of additional interest will cease. As used herein, the term "Transfer Restricted Securities" means each Security or Private Exchange Security until the earliest to occur of (i) the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Security or

Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay additional interest to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to
Section 4(n).

          (b) The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the additional interest due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the additional interest then due. The additional interest due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder of the Transfer Restricted Securities entitled to receive the interest payment to be made on such date. Each obligation to pay additional interest shall be deemed to accrue from and including the date of the applicable Registration Default.

          (c) The parties hereto agree that the additional interest provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case, to the extent required by this Agreement.

          4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

          (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Company shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

          (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

         (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

        (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

         (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The Company will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

          (d) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

          (f) The Company will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchasers or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (g) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and any such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchasers, Exchanging Dealer or other persons may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchasers, Exchanging Dealer or other persons, as applicable, as aforesaid.

          (h) Prior to the effective date of any Registration Statement, the Company will use its reasonable best efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) The Company will cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

          (j) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company is required to maintain an effective Registration Statement, the Company will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earnings statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

          (m) The Company will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (n) The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (p) In the case of a Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of such Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

          (q)  In the case of a Shelf Registration Statement, the Company shall
(i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement; provided, however, that such persons shall first agree in writing with the Company that any information that is in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of such Shelf Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person or (iv) such information becomes available to such person from a source other than the Company and its subsidiaries and such source is not bound by a confidentiality agreement; and provided further each such person will also be required to further agree in writing that (i) it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, if legally permitted, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of such information deemed confidential and (ii) it will not use such information in violation of any securities laws .

          (r) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use their reasonable best efforts to cause
(i) their counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, in customary form, (ii) their officers to execute and deliver all customary documents and certificates requested by such Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) their independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

          6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchasers or Exchanging Dealer, as applicable, the Company shall indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchasers or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this
Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 4(d), 4(e), 4(f) or 4(g).

          (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Company, its affiliates, its officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case, only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          7. Contribution. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities, Exchange Securities or Private Exchange Securities, on the other, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Company as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities, Exchange Securities or Private Exchange Securities, on the other.

The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8. Rules 144 and 144A. So long as any Transfer Restricted Securities remain outstanding, the Company shall use its reasonable best efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

          (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to each of the Initial Purchasers;

          (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

          (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          The Initial Purchasers and the Company, by notice to the other, may designate additional or different addresses or telecopy numbers for subsequent notices or communications.

          (c) Successors And Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

          (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (h) Remedies. In the event of a breach by the Company or any Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under Sections 1 or 2 hereof for which additional interest have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (i) No Inconsistent Agreements. The Company represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

          (j) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

          (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this

Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial Purchasers.

                              Very truly yours,


                              SMITHFIELD FOODS, INC.



                              By
                                 -----------------
                                 Name:  C. LARRY POPE
                                 Title: Vice President and Chief Financial
                                        Officer

Accepted:


J.P. MORGAN SECURITIES INC.



By
   ----------------
    Authorized Signatory



GOLDMAN, SACHS & CO.



By
   -------------------------
    (Goldman, Sachs & Co.)

                                                                         ANNEX A

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

          Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the Expiration Date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 200[], all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus./1/

          The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.


---------------------
/1/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Registered Exchange Offer prospectus.

                                                                         ANNEX D

[ ]  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
     ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:_____________________________________________

          Address:__________________________________________

                  __________________________________________


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account, in exchange for Securities that were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                                         ANNEX B


                  [Form of Opinion of Counsel for the Company]

     McGuireWoods LLP shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

        (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure so to qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and has all corporate power and authority necessary to own or hold its properties and to conduct its businesses substantially as described in the Offering Memorandum;

        (ii) the Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and the shareholders of the Company have no preemptive rights;

        (iii) each of the subsidiaries other than [list the foreign subsidiaries -for Schneider Corporation, Canadian counsel should opine that Smithfield owns 99% of the outstanding shares of Schneider] (the "Domestic Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except to the extent that the failure so to qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each of the Domestic Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all perfected liens, encumbrances, equities or claims and to such counsel's knowledge any other liens, encumbrances, equities or claims;

        (iv) the Purchase Agreement has been duly authorized, executed and delivered by the Company;

        (v) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law); provided, however, that such counsel does not opine as to the enforceability against the Company of any rights to indemnification or contribution provided for therein;

        (vi) the Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law);

        (vii) the Securities have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law);

        (viii) the Exchange Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and contemplated by the Registration Rights Agreement (assuming the Indenture is the valid and legally binding obligation of the Trustee and due authentication of the Exchange Securities by the Trustee), will constitute valid and legally binding obligations of the Company, as issuer, entitled to the benefits of the Indenture and enforceable against the Company, as issuer, in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law);

        (ix) each Transaction Document conforms in all material respects to the respective descriptions thereof contained in the Offering Memorandum;

        (x) the execution, delivery and performance by the Company of its obligations under each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument, in each case, known to such counsel, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which breach, violation or default could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole,

                                                                               3
     nor will such actions result in any violation of the provisions of the charter or by-laws (or other comparable organizational documents) of the Company or any of its subsidiaries or any statute, judgment, order, decree, rule or regulation known to such counsel of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (other than the securities and Blue Sky laws of the various states, as to which such counsel expresses no opinion); and no consent, approval, authorization, order, registration or qualification of or with, any such court or governmental agency or body is required for the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, registrations or qualifications (i) which have been obtained or made prior to the Closing Date, (ii) as may be required under state securities and Blue Sky laws and
     (iii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement;

        (xi) other than as set forth in the Offering Memorandum, nothing has come to such counsel's attention that would lead them to believe that there are any legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which (A) singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and nothing has come to their attention that would lead them to believe that any such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (xii) to our knowledge neither the Company nor any of its subsidiaries is (A) in violation of its charter or by-laws (or other comparable organizational documents), (B) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (C) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, which default under clause (B) or violation under clause (C) could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole;

        (xiii) assuming that the Securities are offered and sold in the manner contemplated by, and in accordance with, this Agreement and the Offering Memorandum, no registration of the Securities under the Securities Act or qualification of the Indenture under the Trust Indenture Act is required in connection with the issuance and sale of the Securities by the Company and the offer, resale and delivery of the Securities by the Initial Purchasers;

        (xiv) the documents incorporated by reference or deemed to be incorporated by reference in the Offering Memorandum (collectively, the "Exchange Act Documents") complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel need express no opinion with the respect to the financial statements or other financial data contained in or incorporated by reference in or omitted from the Exchange Act Documents; and

        (xv) the issuance of Exchangeable Shares of Smithfield Canada Limited, a corporation organized under the Business Corporations Act (Ontario), as amended, and a wholly-owned subsidiary of the Company ("Smithfield Canada"), in connection with Smithfield Canada's acquisition of common stock of Schneider Corporation, a corporation organized under the Business Corporations Act (Ontario), as amended, did not constitute an Event of Default under the Indenture, dated as of February 9, 1998, between the Company and SunTrust Bank, Atlanta, a banking corporation duly organized and existing under the laws of the State of Georgia, as trustee.

     Such counsel shall also state that they have participated in conferences with officers and other representatives of the Company, representatives of Arthur Andersen LLP, independent auditors for the Company, the Initial Purchasers and counsel for the Initial Purchasers, at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and any amendment thereof or supplement thereto and related matters were discussed, and, although they have not undertaken to investigate or verify independently, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum and the Offering Memorandum or any amendment thereof or supplement thereto (except as expressly stated in paragraph (x) above), no facts have come to such counsel's attention which would lead them to believe that the Offering Memorandum and any amendment thereof or supplement thereto as of its date (other than the historical, pro forma or other financial statements, financial information and financial data included or incorporated by reference therein, in each case as to which no opinion need be given) contained any untrue statement of material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Offering Memorandum and any amendment thereof or supplement thereto at the date of such opinion (other than the historical, pro forma or other financial statements, financial information and financial data included or incorporated by reference therein, in each case as to which no opinion need be given) includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of the Company and of executive officers of the Company and its subsidiaries and upon information obtained from public officials and other sources believed by such counsel to be responsible, (B) state that their opinion is limited to the laws of the Commonwealth of Virginia, the General Corporation Law of the State of Delaware, the laws of the State of New

York and the federal laws of the United States, (C) rely, insofar as laws other than the laws of the Commonwealth of Virginia, the General Corporation Law of the State of Delaware, the laws of the State of New York and the federal laws of the United States are concerned, solely on the opinions of local counsel (provided that such counsel shall state that they believe that both the Initial Purchasers and they are justified in relying upon such opinions) and may state that their opinion is subject to the same qualifications and limitations expressed in such opinions, (D) rely in respect of the opinions expressed in clause (iii) upon reports of the Uniform Commercial Code search services and (E) make other customary and reasonable assumptions.

     Such opinion shall also state that the opinion is being rendered to the Initial Purchasers pursuant to Section 5(c) of this Agreement and that such opinion may not be relied upon by the Initial Purchasers for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without such counsel's prior consent, except that the law firm of Simpson Thacher & Bartlett may rely upon such opinion with respect to matters of the laws of the Commonwealth of Virginia, the State of Tennessee and the other jurisdictions of incorporation of the Company's subsidiaries in connection with the delivery of its opinions pursuant to Section 5(d) of this Agreement and the Indenture.